Sub-Item 77Q1(e)

                                 AMENDMENT NO. 3
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of April 30, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Aim Advisers, Inc. (the "Adviser"), on behalf of AIM Equity Funds, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, I and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, AIM Equity Funds is now named AIM Equity Funds (Invesco Equity Funds); and

     WHEREAS, the following Funds have been renamed:

CURRENT NAME                     NEW NAME
------------                     --------
AIM Capital Development Fund     Invesco Capital Development Fund
AIM Charter Fund                 Invesco Charter Fund
AIM Constellation Fund           Invesco Constellation Fund
AIM Disciplined Equity Fund      Invesco Disciplined Equity Fund
AIM Diversified Dividend Fund    Invesco Diversified Dividend Fund
AIM Large Cap Basic Value Fund   Invesco Large Cap Basic Value Fund
AIM Large Cap Growth Fund        Invesco Large Cap Growth Fund
AIM Summit Fund                  Invesco Summit Fund;

     NOW, THEREFORE, the parties agree that;

     1. All references to AIM Equity Funds in the Contract are hereby deleted and replaced with AIM Equity Funds (Invesco Equity Funds).

     2. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      FUNDS

               Invesco Capital Development Fund
               Invesco Charter Fund
               Invesco Constellation Fund
               Invesco Disciplined Equity Fund
               Invesco Diversified Dividend Fund
               Invesco Large Cap Basic Value Fund
               Invesco Large Cap Growth Fund
               Invesco Summit Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO ADVISERS, INC.

                                        Adviser


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                        INVESCO TRIMARK LTD.

                                        Sub-Adviser


                                        By: /s/ Eric J. Adelson
                                            ------------------------------------
                                        Name: Eric J. Adelson
                                        Title: Senior Vice President, Legal
                                               and Secretary


                                        By: /s/ Wayne Bolton
                                            ------------------------------------
                                        Name: Wayne Bolton
                                        Title: Vice President, Compliance &
                                               Chief Compliance Officer

                                        INVESCO ASSET MANAGEMENT
                                        DEUTSCHLAND GMBH

                                        Sub-Adviser


                                        By: /s/ Karl George Bayer and Jens
                                            Langewand
                                            ------------------------------------
                                        Name: Karl George Bayer and Jens
                                              Langewand
                                        Title: Managing Directors

                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser


                                        By: /s/ Michelle Moran
                                            ------------------------------------
                                        Name: Michelle Moran
                                        Title: Head of Legal for UK & Ireland

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser


                                        By: /s/ Masakazu Hasegawa
                                            ------------------------------------
                                        Name: Masakazu Hasegawa
                                        Title: Managing Director

                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser


                                        By: /s/ Mark Yesberg and Ian Coltman
                                            ------------------------------------
                                        Name: Mark Yesberg and Ian Coltman
                                        Title: Head of Product & Management and
                                               Head of Legal

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser


                                        By: /s/ Anna Tong and Gracie Liu
                                            ------------------------------------
                                        Name: Anna Tong and Gracie Liu
                                        Title: Directors

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser


                                        By: /s/ Jeffrey Kuper
                                            ------------------------------------
                                        Name: Jeffrey Kuper
                                        Title: Secretary & General Counsel